EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED THREE-YEAR CREDIT AGREEMENT (this “Amendment”) dated as of December 18, 2020 is by and among AMERICAN EXPRESS CREDIT CORPORATION, a Delaware corporation (the “Borrower”), the Banks identified on the signature pages hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Borrower, certain Banks (the “Banks”) and the Administrative Agent are party to that certain Amended and Restated Three-Year Credit Agreement dated as of October 15, 2019 (the “Existing Credit Agreement”);
WHEREAS, the Borrower has requested that all of the Banks approve certain amendments and modifications to the Existing Credit Agreement, (the Existing Credit Agreement, after giving effect to this Amendment, the “Credit Agreement”);
WHEREAS, all of the Banks have approved the amendments and modifications to the Existing Credit Agreement requested by the Borrower on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendment to the Credit Agreement.
(a)    The following defined term in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Earnings Available for Fixed Charges” means the net income of the Borrower for the applicable fiscal period determined in accordance with United States generally accepted accounting principles except that in determining such net income there shall be added thereto (i) an amount equal to all Fixed Charges and income taxes of the Borrower for the applicable fiscal period, determined in accordance with generally accepted accounting principles and (ii) an amount equal to a contribution in the form of additional paid in capital made by TRS to the Borrower for the applicable fiscal period pursuant to any agreement between TRS and the Borrower intended to provide support to the Borrower to meet all of its financial covenants and obligations, which contribution shall be settled in cash within 30 days of the last day of the applicable fiscal period for which such contribution is made or by the date of the filing of the Borrower’s applicable report on Form 10-K or Form 10-Q for such applicable fiscal period, whichever is earlier.
3.    Conditions Precedent. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:

(a)    Executed Documents. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, each Existing Bank (including each Exiting Bank), each New Bank and the Administrative Agent.
(b)    No Default. No Default shall exist and be continuing either immediately prior to or after giving effect to this Amendment.
4.    Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents shall be deemed to include this Amendment.
5.    Reaffirmation of Representations and Warranties. The Borrower represents and warrants as of the effective date of this Amendment that (i) each of the representations and warranties set forth in the Credit Documents is true and correct as of such date, and (ii) no Default has occurred and is continuing.
6.    Reaffirmation of Obligations. The Borrower (a) affirms all of its obligations under the Credit Documents and (b) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Credit Documents.
7.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.
8.    Expenses. The Borrower agrees to pay all reasonable out of pocket costs and expenses incurred by Administrative Agent in connection with this Amendment and the transactions contemplated hereby including the reasonable fees and out-of-pocket disbursements of counsel to the Administrative Agent.
9.    Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile or other electronic imaging means by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.
10.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AMERICAN EXPRESS CREDIT
CORPORATION, a Delaware
corporation

By: /s/ David J. Hoberman
Name: David J. Hoberman
Title: Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By: /s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Managing Director

BANKS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Managing Director

CITIBANK, N.A., as a Bank

By:/s/ Robert B. Goldstein
Name: Robert B. Goldstein
Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By: /s/ Annie Chung
Name: Annie Chung
Title: Director
Annie.Chung@db.com
+1-212-250-6375

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
Ming K. Chu@db.com
+1-212-250-5451

MIZUHO BANK, LTD., as a Bank

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By: /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Bank

By:/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Bank

By: /s/ Evan Moriarty
Name: Evan Moriarty
Title: Vice President

ROYAL BANK OF CANADA, as a Bank

By:/s/ Glenn Van Allen
Name: Glenn Van Allen
Title: Authorized Signatory

BANK OF AMERICA, N.A., as a Bank

By: /s/ Jason Cassity
Name: Jason Cassity
Title: Managing Director

NATWEST MARKETS PLC, as a Bank

By: /s/ Toby Chapman
Name: Toby Chapman
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ Callen M. Strunk
Name: Callen M. Strunk
Title: Vice President

LLOYDS BANK CORPORATE
MARKETS PLC, as a Bank

By: /s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Vice President
By: /s/ Tina Wong
Name: Tina Wong
Title: Assistant Vice President

STANDARD CHARTERED BANK, as a Bank

By: /s/ James Beck
Name: James Beck
Title: Associate Director

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

MUFG BANK, LTD., as a Bank

By: /s/ Jeanne Horn
Name: Jeanne Horn
Title: Managing Director

BANK OF MONTREAL, as a Bank

By: /s/ Chris Clark
Name: Chris Clark
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank

By: /s/ Kiran Sultan
Name: Kiran Sultan
Title: Director

WESTPAC BANKING CORPORATION, as a Bank

By: /s/ Stuart Brown
Name: Stuart Brown
Title: Tier Two Attorney